UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2007
USI Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50041 (Commission File Number)	13-3771733 (IRS Employer Identification No.)
555 Pleasantville Road, Suite 160 South
Briarcliff Manor, NY 10510
(Address of principal executive offices)
(914) 749-8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
USI Holdings Corporation (the “Company”) issued a press release on March 29, 2007 announcing that its stockholders have adopted the Agreement and Plan of Merger, dated as of January 15, 2007, by and among Compass Acquisition Holdings Corp., a corporation controlled by private equity funds sponsored by Goldman, Sachs & Co. (“Compass Acquisition”), Compass Merger Sub Inc., a wholly-owned subsidiary of Compass Acquisition, and the Company.
A copy of the press release is filed as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description
99.1	Press release issued on March 29, 2007 by USI Holdings Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 29, 2007

USI HOLDINGS CORPORATION
By:	/s/ ERNEST J. NEWBORN, II
	Name:	Ernest J. Newborn, II
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description
99.1	Press release issued on March 29, 2007 by USI Holdings Corporation.